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                                                                   EXHIBIT 10.17

                       AMENDMENT NO. 1 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment") is entered into as of November 30, 2000 with reference to the Loan Agreement dated as of March 3, 1999, among The Mohegan Tribe of Indians of Connecticut, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), The Mohegan Tribal Gaming Authority, a governmental instrumentality of the Tribe (the "Borrower"), the Lenders referred to therein, and Bank of America National Trust and Savings Association (now known as "Bank of America, N.A.") as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                   RECITALS

     A. Pursuant to the Loan Agreement, as originally in effect, the Lenders provided a credit facility to the Borrower in the aggregate principal amount of $425,000,000.

     B. Pursuant to a Joinder and Assumption Agreement dated as of November 15, 1999 among the Tribe, the Borrower and the Lenders party thereto, the amount of the Commitment was increased to $459,500,000 pursuant to
          Section 2.7 of the Loan Agreement (the Loan Agreement, as originally in effect, as amended by such Joinder and Assumption, the "Loan Agreement").

     C. Concurrently with the effectiveness hereof, the Commitments shall again be increased pursuant to Section 2.7 of the Loan Agreement from $459,500,000 to $500,000,000 pursuant to a Joinder and Assumption Agreement.

     D. The Borrower proposes to increase the overall budget for the Project from $800,000,000 to $960,000,000, and to allow for the construction of an additional Smoke Free Casino, a new parking garage and the Mohegan Utility Project, as detailed herein.

NOW THEREFORE, Borrower, the Tribe and the Administrative Agent, acting with the consent of the Required Lenders in accordance with Section 13.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

          1.  Amendment to Section 1.1 - New Definitions. The following defined
              ------------------------------------------
terms are added to those set forth in Section 1.1 of the Loan Agreement:

          "Mohegan Utility Project" means the proposed construction of electric
           -----------------------
     utility generating and transmission services and the enhancement of on-site utilities for the joint use of the Tribe, the Mohegan Sun, the Town of Montville and other local area users by the Tribe.

          "Pre-Opening Expenses" means, for any fiscal period, pre-opening
           --------------------
     expenses of the Mohegan Sun during that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied.

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          "Smoke Free Casino" means the proposed design, development and
           -----------------
     construction of a smoke free casino with approximately 600 slot machines and other gaming and other amenities to be determined, which casino is to be located on the Tribe's reservation and is to be an integral part of the Mohegan Sun.

          2.  Amendment to Section 1.1 - Revised Definitions. The following
              ----------------------------------------------
defined terms set forth in Section 1.1 of the Loan Agreement are hereby amended to read in full as follows:

          "EBITDA" means, for any period, (a) Net Income of Borrower for that
           ------
     period, plus (b) Interest Charges of Borrower for that period, plus (c)
             ----                                                   ----
     (without duplication) the aggregate amount, if any, of federal and state taxes on or measured by income of Borrower for that period (whether or not payable during that period, and excluding any amount payable to the State of Connecticut under the Compact), plus (d) depreciation and amortization
                                        ----
     of Borrower for that period, plus (e) Pre-Opening Expenses for that period,
                                  ----
     and minus (f) payments under the Relinquishment Agreement, in each case
         -----
     paid during that period in cash, and in each case as determined in accordance with Generally Accepted Accounting Principles, provided that
                                                               --------
     items (b) through (e), inclusive shall be added only to the extent deducted in determining Net Income.

          "Fixed Charge Coverage Ratio" means, as of each date of determination,
           ---------------------------
     the ratio of (a) Adjusted EBITDA plus cash payments under the
                                      ----
     Relinquishment Agreement plus management fees paid in cash, in each case
                              ----
     for the four Fiscal Quarter period then ending, to (b) the sum of (i)
                                                                ---
     Interest Charges with respect to Recourse Obligations to the extent payable in cash during that period, plus (ii) any principal repayments with respect
                                 ----
     to Indebtedness and Capital Leases constituting Recourse Obligations required to be made during that period in cash, plus (iii) Maintenance
                                                     ----
     Capital Expenditures for that period, plus (iv) Distributions made during
                                           ----
     that period to the Tribe in accordance with Section 7.5 plus (v) payments
                                                             ----
     under the Relinquishment Agreement and management fees, in each case made in cash during that period (without any annualization thereof).

          "Proposed Expansion" means the proposed expansion of the Mohegan Sun
           ------------------
     generally consisting of a hotel with approximately 1200 hotel rooms, approximately 9 new restaurants and lounges, approximately 115,000 square feet of additional gaming space, approximately 100,000 square feet of convention space, an entertainment event center with seating for approximately 10,000, and approximately 130,000 square feet of additional leaseable retail space, in a manner consistent with the Plan and Budget.

          "Subordinated Obligations" means, collectively (a) the New
           ------------------------
     Subordinated Notes, (b) any Subordinated Obligations issued pursuant to
     Section 7.9(g) and (c) each other Indebtedness of Borrower that is subordinated to the Obligations, all of the provisions of which (including amount, maturity, amortization, interest rate, covenants, defaults, remedies and subordination), have been approved in writing as to form and substance by the Administrative Agent and designated in writing as "Subordinated Obligations" by the Administrative Agent with the written consent of the Requisite Lenders pursuant to Section 7.9(g)(ii). The Senior Unsecured Notes are not Subordinated Obligations.

          3.  Amendment to Investment Covenant - Section 7.3. Section 7.3(f) of
              ----------------------------------------------
the Loan Agreement is hereby amended to read in full as follows:

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          "(f)  Investments in Persons owning Related Businesses in an aggregate amount not to exceed, when aggregated with the Capital Expenditures made under Section 7.15(c), $85,000,000; and"

          4.  Amendment to Indebtedness Covenant - Section 7.9(g) Section 7.9(g)
              ---------------------------------------------------
of the Loan Agreement is hereby amended to read in full as follows:

          (g) other Subordinated Obligations (i) incurred when no Default or Event of Default has occurred (without the requirement of any approval by the Requisite Lenders) in an amount not to exceed $150,000,000, provided
                                                                     --------
     that the same require no payments prior to the date which is one year following the Maturity Date and have subordination provisions, covenants and defaults which are substantially similar to those contained in the New Subordinated Notes (as determined by the Administrative Agent in its reasonable discretion), or (ii) other Subordinated Obligations the incurrence of which is approved by the Requisite Lenders;"

          5.  Amendment to Total Leverage Covenant - Section 7.12. Section 7.12
              ---------------------------------------------------
of the Loan Agreement is hereby amended to read in full as follows (with the changed ratio indicated in bold and underscored text):

          "7.12 Total Leverage Ratio. Permit the Total Leverage Ratio, as of the
                --------------------
     last day of any Fiscal Quarter described in the matrix below, to exceed the ratio set forth opposite that Fiscal Quarter:

          Fiscal Quarters Ending                Maximum Ratio
          ----------------------                -------------
          Closing Date through
          December 31, 2000                          3.50:1.00

          March 31, 2001                             4.00:1.00

          June 30, 2001 through
          December 31, 2001                          5.00:1.00

          March 31, 2002                             4.50:1.00
                                                     ----

          June 30, 2002 and thereafter               3.50:1.00.

          6.  Amendment to Fixed Charge Coverage Covenant - Section 7.14.
              ----------------------------------------------------------
Section 7.14 of the Loan Agreement is hereby amended to read in full as follows (with the changed ratio indicated in bold and underscored text):

          "7.14 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage
                ---------------------------
     Ratio, as of that last day of any Fiscal Quarter described in the matrix below, to be less than the ratio set forth opposite that Fiscal Quarter:

          Fiscal Quarters Ending        Minimum Ratio
          ----------------------        -------------

          March 31, 1999                     1.10:1.00

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          June 30, 1999 through
          June 30, 2001                      1.20:1.00

          September 30, 2001                 1.15:1.00

          December 31, 2001 and
          thereafter                         1.10:1.00."
                                             ----

          7.  Amendment to Capital Expenditures Covenant -Section 7.15. Section
              --------------------------------------------------------
7.15 of the Loan Agreement is hereby amended to read in full as follows:

     "7.15 Capital Expenditures. Make, or become legally obligated to make, any
           --------------------
     Capital Expenditure other than:
                         ----- ----

              (a) Capital Expenditures made in accordance with the Plans and Budget (and only following their approval in accordance with Section 6.12) for the construction of the Proposed Expansion in an aggregate amount not to exceed $960,000,000;

              (b) Maintenance Capital Expenditures in an aggregate amount not to exceed $35,000,000 in any Fiscal Year, (or for each Fiscal Year ending following the Completion Date, $40,000,000);

              (c) Capital Expenditures for Related Businesses which, when aggregated with the Investments made pursuant to Section 7.3(f), do not exceed $85,000,000;

              (d) Capital Expenditures associated with the Smoke Free Casino in an aggregate amount not to exceed $20,000,000;

              (e) Capital Expenditures associated with the Mohegan Utility Project in an aggregate amount not to exceed $35,000,000; and

              (f) Following the Completion Date, other Capital Expenditures in an aggregate amount not to exceed $40,000,000, in any Fiscal Year."

          8.  Representations and Warranties. The Tribe and the Borrower
              ------------------------------
represent and warrant to the Administrative Agent and the Lenders that:

          (a) Each of the Tribe and Borrower has all necessary power and has taken all action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be (including without limitation all required action of the Tribe's Tribal Council and the Management Board of Borrower).

          (b) Giving effect to the execution and delivery of this Amendment and the instruments, documents and agreements referred to herein, and to the consummation of the transactions contemplated hereby and thereby, no Event of Default under the Loan Agreement has occurred and remains continuing; and

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          (c) Each of the representations and warranties set forth in Articles 4 and 5 of the Loan Agreement, as amended hereby, are true and correct as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

          9.  Conditions; Effectiveness. The effectiveness of this Amendment
              -------------------------
shall be subject to the conditions precedent that:

          (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Tribe and Borrower;

          (b) The Borrower shall have executed an Amendment to the Leasehold Mortgage, in form and substance acceptable to the Administrative Agent, to increase the amount secured by the Leasehold Mortgage to the amount of the Commitment (as increased concurrently with the effectiveness of this Amendment);

          (c) The Title Company shall have issued, or shall concurrently issue, an endorsement to the policy of title insurance issued pursuant to Section
     9.1 of the Loan Agreement increasing the amount of the insurance provided thereby to $500,000,000 and insuring the continued priority and perfection of the Lien of the Leasehold Mortgage, and arrangements for additional re-insurance acceptable to the Administrative Agent shall have been made;

          (d) The Tribe and the Borrower shall have delivered to the Administrative Agent a copy of a resolution or resolutions passed by the Tribal Council and by the Management Board, certified by the Secretary or an Assistant Secretary of Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and the other instruments, documents and agreements contemplated hereby;

          (e) The Administrative Agent shall have received written consents hereto from the Requisite Lenders substantially in the form of Exhibit A hereto;

          (f) Borrower shall have paid to the Administrative Agent, for the account of each Lender which has consented hereto, a fee equal to 7.5 basis points times the Pro Rata Share of the Commitment (as in effect prior to
            -----
     this Amendment) held by that Lender;

          (g) Credit Lyonnais and The CIT Group shall have entered into a Joinder and Assumption Agreement with Borrower, the Tribe and the Administrative Agent, which shall be in a position to concurrently be consummated;

          (h) Borrower shall have issued replacement Notes to each Lender having a Pro Rata Share which has been increased in amount pursuant to such Joinder and Assumption Agreement.

          10. No Waiver. The waivers and consents contained in this Amendment
              ---------
are limited to the matters expressed herein and do not constitute, nor should they be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents.

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          11.  Effectiveness of the Loan Agreement. Except as hereby expressly
               -----------------------------------
amended, the Loan Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

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          12.  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                               THE MOHEGAN TRIBAL GAMING AUTHORITY

                               By: __________________________________________

                               Title: _______________________________________


                               THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT

                               By: __________________________________________
                                            Tribal Council Chairman

                               BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent

                               By: __________________________________________
                                        Janice Hammond, Vice President

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                           [Exhibit A to Amendment]

                               CONSENT OF LENDER

          This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 3, 1999, among The Mohegan Tribe of Indians of Connecticut, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), The Mohegan Tribal Gaming Authority, a governmental instrumentality of the Tribe (the "Borrower"), the Lenders referred to therein, and Bank of America National Trust and Savings Association (now known as "Bank of America, N.A.") as Administrative Agent, as amended pursuant to a Joinder and Assumption Agreement dated as of November 15, 1999 among the Tribe, the Borrower and the Lenders party thereto (collectively, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement, substantially in the form provided to the undersigned as a draft.

                              _______________________________
                              [Name of Lender]

                              By: ___________________________

                              _______________________________
                              [Printed Name and Title]

                              By: ___________________________

                              _______________________________
                              [Printed Name and Title]

                              Date: _________________________

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